Exhibit 10.1

FIFTH AMENDMENT TO MASTER LEASE

This FIFTH AMENDMENT TO MASTER LEASE (the “Amendment”) is entered into as of April 1, 2019 (the “Effective Date”), by and between MGP Lessor, LLC, a Delaware limited liability company (together with its permitted successors and assigns, “Landlord”), and MGM Lessee, LLC, a Delaware limited liability company (together with its permitted successors and assigns, “Tenant”). Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings set forth in the Master Lease (as hereinafter defined).

RECITALS

A.    Landlord and Tenant have entered into that certain Master Lease dated as of April 25, 2016 (the “Master Lease”), as amended by that certain First Amendment to Master Lease dated as of August 1, 2016, as further amended by that certain Second Amendment to Master Lease dated as of October 5, 2017, as further amended by that certain Third Amendment to Master Lease dated as of January 29, 2019 and that certain Fourth Amendment to Master Lease dated as of March 7, 2019.

B.    Landlord and Tenant desire to amend the Master Lease by adding the property currently known as Hard Rock Rocksino generally located at 10777 Northfield Road, Northfield, Ohio, 44067 and 10705 Northfield Road, Northfield, Ohio 44067 (“Northfield Park”) to the Leased Property demised pursuant to the Master Lease and Landlord desires to lease the same to Tenant and Tenant desires to lease the same from Landlord upon the terms set forth in this Master Lease as amended hereby.

C.    Landlord and Tenant further desire to amend the Master Lease to clarify certain provisions of the Master Lease.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

ARTICLE I

Amendment

1.1    Definitions.

(a)    Landlord and Tenant hereby agree that references to the term “Leased Premises” throughout the Master Lease shall be replaced with the term “Leased Property.”

(b)    Landlord and Tenant hereby agree that each “Facility” covered by the Master Lease shall not include any off-track betting facilities located off-site or other off-site gaming facilities.

(c)     Landlord and Tenant hereby agree that the definition of “Escalation” shall be amended and restated in its entirety to read as follows: “For any Lease Year (other than the first Lease Year), an amount equal to the difference between (i) the Escalated Base Rent for such Lease Year and (ii) the Base Rent for the immediately preceding Lease Year; provided, that, beginning with the Lease Year commencing on April 1, 2022, if adding such amount to the Rent for the immediately preceding Lease Year would have resulted in a Net Revenue to Rent ratio for such immediately preceding Lease Year of less than 6.25:1, then, the escalation for such Lease Year shall be zero.

1.2    Additional Leased Property. Landlord and Tenant hereby agree that from and after the Effective Date, (i) Northfield Park shall be added to the “List of Facilities” set forth on Exhibit A to the Master Lease, (ii) the legal description of Northfield Park attached hereto as Schedule 1 (Part I) shall be added to Part I of Exhibit B to the Master Lease, and the leases and/or subleases attached hereto as Schedule 1 (Part II) shall be added to Part II of the Exhibit B to the Master Lease, (iii) Northfield Park shall constitute a portion of the Leased Property, and shall be a Facility, for all purposes under the Master Lease, (iv) Northfield Park shall be subject to all of the terms and conditions of the Master Lease, as modified by this Amendment and as the same may be further modified from time to time, and (v) Northfield Park shall be subleased by Tenant to one or more Operating Subtenants pursuant to one or more Operating Subleases in accordance with the Master Lease.

1.3    Base Rent. From and after the Effective Date, the amount of Seven Hundred Eighty Five Million Eight Hundred Forty Four Thousand Dollars ($785,844,000) set forth in the definition of “Base Rent” is hereby replaced with the amount of Eight Hundred Fifty Five Million Five Hundred Sixty Thousand Eight Hundred Eighty Dollars ($855,560,880) (which amount includes the Escalation applied on the date hereof), and the Base Rent initially allocated to Northfield Park shall be Fifty Four Million Dollars ($54,000,000) (the “Base Rent Adjustment Amount”). The Base Rent Adjustment Amount payable during any Lease Year or portion thereof consisting of more or less than twelve (12) calendar months shall be prorated on a monthly basis such that the Base Rent Adjustment Amount that is included within the Base Rent for each calendar month is equal to the Base Rent Adjustment Amount divided by twelve (12). In the event the month in which the Base Rent Adjustment Amount takes effect is a partial month, Tenant shall pay (i) Base Rent (calculated without application of the Base Rent Adjustment Amount) for such month in accordance with Section 3.1 of the Master Lease and (ii) a portion of the Base Rent Adjustment Amount which shall be prorated on a daily basis such that the Base Rent Adjustment Amount for such calendar month is equal to the monthly Base Rent Adjustment Amount divided by the actual number of days in such month and multiplied by the number of days for which the adjustment is applicable.

1.4    Percentage Rent. From and after the Effective Date, the amount of Eighty Four Million Five Hundred Thousand Dollars ($84,500,000) set forth in the definition of “Percentage Rent” is hereby replaced with the amount of Ninety Million Five Hundred Thousand Dollars ($90,500,000), and the Percentage Rent initially allocated to Northfield Park shall be Six Million Dollars ($6,000,000) (the “Percentage Rent Adjustment Amount”). The Percentage Rent Adjustment Amount payable during any Lease Year or portion thereof consisting of more or less than twelve (12) calendar months shall be prorated on a monthly basis such that the Percentage Rent Adjustment Amount that is included within the Percentage Rent for each calendar month is equal to the Percentage Rent Adjustment Amount divided by twelve (12). In the event the month in which the Percentage Rent Adjustment Amount takes effect is a partial month, Tenant shall pay (i) Percentage Rent (calculated without application of the Percentage Rent Adjustment Amount)

2

for such month in accordance with Section 3.1 of the Master Lease and (ii) a portion of the Percentage Rent Adjustment Amount which shall be prorated on a daily basis such that the Percentage Rent Adjustment Amount for such calendar month is equal to the monthly Percentage Rent Adjustment Amount divided by the actual number of days in such month and multiplied by the number of days for which the adjustment is applicable. For the purpose of calculating Percentage Rent at the next Percentage Rent Reset Date, the “average annual Net Revenues” of any Facility added to the Leased Property during the trailing five calendar year period prior to such Percentage Rent Reset Date shall be calculated taking into consideration only the portion of such trailing five-year period during which the Facility was included as Leased Property under the Master Lease commencing on the date such Facility was added to the Leased Property.

1.5    Identified Subleases. In addition to the Identified Subleases indicated by letters from Landlord to Tenant dated April 26, 2016, August 2, 2016, October 5, 2017, and January 29, 2019, the definition of Identified Subleases shall also include those certain leases and/or subleases identified in a supplemental letter of even date herewith from Tenant to Landlord.

1.6    Gaming Licenses. The description of gaming licenses contained on Schedule 2 attached hereto shall be added to Exhibit D to the Master Lease.

1.7    Amendment to Section 5.1 of the Master Lease. Landlord and Tenant hereby agree that the references to title insurance and Title Insurance Proceeds in Section 5.1 of the Master Lease shall include any title insurance and Title Insurance Proceeds of Landlord and any Affiliates of Landlord and that Landlord shall cause its Affiliates to comply with the provisions of Section 5.1 with respect to the provisions concerning title insurance and Title Insurance Proceeds.

Landlord and Tenant hereby agree that Section 5.1 of the Master Lease is hereby amended to add the following sentence following the eighth sentence of Section 5.1 of the Master Lease:

Landlord agrees for the benefit of Tenant that in the event that Tenant desires to cause to be asserted a claim against any title insurer providing coverage under any policy of title or similar insurance maintained by Landlord, Landlord will reasonably cooperate with Tenant in asserting such claim and use commercially reasonable efforts to enforce such policy so that all available Title Insurance Proceeds are received, provided that Tenant bears all costs and expenses of such enforcement.

ARTICLE II

Reaffirmation of Guaranty

2.1    Reaffirmation of Guaranty. By executing this Amendment, Guarantor acknowledges and agrees that Tenant’s obligations under the Master Lease have been modified by this Amendment and therefore Guarantor’s Obligations (as defined in the Guaranty) have been modified by this Amendment. Guarantor hereby reaffirms the Guaranty and Guarantor’s Obligations thereunder, as modified by this Amendment.

3

ARTICLE III

Ohio Regulatory Requirements

3.1    Approval by the Ohio Lottery Commission and Ohio State Racing Commission. This Amendment is subject to the receipt of any necessary approvals from the Ohio Lottery Commission and the Ohio State Racing Commission.

ARTICLE IV

Miscellaneous

4.1    No Further Amendment. The Master Lease shall remain in full force and effect, unmodified, except as expressly set forth in Article 1 above.

4.2    Governing Law. Subject to Section 41.5 of the Master Lease, this Amendment shall be governed by, and construed and enforced in accordance with, the internal laws of the State of New York without regard to conflicts of laws principals.

4.3    Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be a valid and binding original, but all of which together shall constitute one and the same instrument.

SIGNATURES ON FOLLOWING PAGE

4

IN WITNESS WHEREOF, this Fifth Amendment to Master Lease has been executed by Landlord and Tenant as of the date first written above.

LANDLORD:

MGP Lessor, LLC

By:	/s/ Andy H. Chien
Name: Andy H. Chien
Title: Chief Financial Officer and Treasurer

TENANT:

MGM Lessee, LLC

By:	/s/ Andrew Hagopian III
Name: Andrew Hagopian III
Title: Assistant Secretary

Guarantor executes this Amendment solely for purposes of the acknowledgement and reaffirmation of Guaranty contained in Article 2 hereof.

GUARANTOR:

MGM Resorts International

By:	/s/ Andrew Hagopian III
Name: Andrew Hagopian III
Title: Chief Corporate Counsel and Assistant Secretary

[Signature Page to Fifth Amendment to Master Lease]

SCHEDULE 1

Part I

LEGAL DESCRIPTION

Cuyahoga County

Situated in the Village of Walton Hills, County of Cuyahoga, and State of Ohio:

And known as being a part of Original Bedford Township Lot No. 97, further bounded and described as follows:

Beginning at a 1 inch iron pin monument found at the intersection of the centerline of Northfield Road, also known as State Route 8, width varies, and the Southerly line of said Original Lot No. 97, said line also being the Southerly line of Cuyahoga County;

Thence North 00 deg. 02’ 42” West, along the centerline of said S.R. 8, a distance of 274.81 feet to its intersection with the Southerly line of a parcel of land conveyed to Ford Motor Company by deed recorded in Volume 7873, page 664 of the Cuyahoga County Deed Records;

Thence along the Southerly lines of said parcel of land so conveyed to Ford Motor Company, the following courses;

Thence South 88 deg. 16’ 30” East, 30.01 feet, passing over a 5/8 inch iron pin with cap set at its intersection with the Easterly line of said S.R. 8, a total distance of 1028.12 feet to an angle point therein;

Thence North 00 deg. 02’ 42” West, 25.48 feet to an angle point therein;

Thence North 64 deg. 39’ 35” East, 171.34 feet to a 5/8 inch iron pin with cap set at an angle point therein;

Thence South 88 deg. 16’ 30” East, 497.00 feet to a 3/8 inch iron pin in concrete found at an angle point therein;

Thence South 00 deg. 02’ 42” East, 378.29 feet to a 5/8 iron pin with cap set at an angle point therein, said point also being in the Southerly line of said Original Lot No. 97;

Thence North 88 deg. 16’ 30” West, along said Southerly line of Original Lot No. 97, a distance of 1680.11 feet to the place of beginning and containing 522,886 square feet of 12.0038 acres, be the same more or less, but subject to all legal highways, and being according to a survey dated August 10, 2004 as prepared by Seymour D. Weiss, P.E., P.S. of Seymour D. Weiss & Associates, Inc.

Parcel Numbers: 794-38-002 and 794-38-003

Schedule 1 - 1

Summit County

Parcel 1

Situated in the City of Macedonia and the Village of Northfield, County of Summit and State of Ohio:

And known as being a part of Original Northfield Township Lots Nos. 21 and 31, further bounded and described as follows:

Beginning at a 1 inch iron pin monument found at the intersection of the centerline of Northfield Road, also known as State Route 8, width varies, and the Northerly line of said Original Lot No. 31, said Northerly line also being the Northerly line of said Summit County;

Thence South 88 deg. 16’ 30” East, along the Northerly line of said Original Lots Nos. 31 and 21, 2,196.71 feet to a 3/4 inch iron pipe found at the intersection of said Northerly line with the Westerly line of a parcel of land conveyed to the Cleveland and Pittsburgh Railroad Company by Deed recorded in Volume 3904, Page 216 of the Summit County Deed Records;

Thence South 08 deg. 49’ 28” East, along the Westerly line of said parcel of land so conveyed to the Cleveland and Pittsburgh Railroad Company, 246.64 feet to a 5/8 inch iron pin with cap set at its intersection with the Northerly line of a parcel of land conveyed to the Cleveland and Pittsburgh Railroad Company by Deed recorded in Volume 4640, Page 350 of the Summit County Deed Records;

Thence South 00 deg. 07’ 42” East, along the Westerly line of said parcel of land so conveyed to the Cleveland and Pittsburgh Railroad Company, 491.00 feet to a 3/4 inch iron pipe found at an angle point therein;

Thence South 88 deg. 23’ 13” East, along a Southerly line of said parcel of land so conveyed to the Cleveland and Pittsburgh Railroad Company, 77.53 feet to a 5/8 inch iron pin found at an angle point therein;

Thence South 07 deg. 59’ 22” East, along the Westerly line of said parcel of land so conveyed to the Cleveland and Pittsburgh Railroad Company, 107.06 feet to a 3/4 inch iron pipe found at an angle point therein;

Thence South 00 deg. 01’ 23” West, along the Westerly line of said parcel of land so conveyed to the Cleveland and Pittsburgh Railroad Company and the Westerly line of a parcel of land conveyed to the Cleveland and Pittsburgh Railroad Company by Deed recorded in Volume 3249, Page 71 of the Summit County Deed Records and the Westerly line of a parcel of land conveyed to the Cleveland and Pittsburgh Railroad Company by Deed recorded in Volume 3181, Page 233 of the Summit County Deed Records, 1,089.43 feet to a 1 inch iron pipe found at an angle point therein;

Schedule 1 - 2

Thence North 88 deg. 36’ 05” West, along a Northerly line of said parcel of land so conveyed to the Cleveland and Pittsburgh Railroad Company, 199.65 feet to a railroad spike set at the intersection of said Northerly line with the Easterly line of the Summit Heights Park Subdivision as recorded in Volume 13, Page 29 of the Summit County Map Records;

Thence North 00 deg. 17’ 44” East, along said Easterly line of said Summit Heights Park Subdivision, 159.03 feet to the Northeast corner thereof, from which point a 1/2 inch iron pipe found bears North 88 deg. 42’ 16” West, 0.35 feet, and South 00 deg. 17’ 44” West, 0.09 feet;

Thence North 88 deg. 36’ 04” West, along the Northerly line of said Summit Heights Park Subdivision, 2,473.25 feet, passing over a 5/8 inch iron pin set at its intersection with the Easterly line of S.R. 8, a total distance of 2,503.94 feet to its intersection with the centerline of said S.R. 8;

Thence North 13 deg. 36’ 21” East, along the centerline of said S.R. 8, 687.22 feet to a 3/4 inch iron pin monument found at an angle point therein;

Thence North 13 deg. 44’ 28” East, along the original centerline of said S.R. 8, 900.47 feet to an angle point therein;

Thence North 00 deg. 02’ 42” West, along said original centerline of S.R. 8, 230.82 feet to the place of beginning.

Containing 4,382,440 square feet or 100.6070 acres, be the same more or less, but subject to all legal highways, and being according to a survey dated August 10, 2004 as prepared by Seymour D. Weiss, RE., P.S. of Seymour D. Weiss & Associates, Inc.

Less and Except:

Situation in the Village of Northfield, County of Summit and State of Ohio:

In Part of O.L. Section 31 of Northfield Township, TSN, Range 11-W and bounded and described as follows:

Parcel No. 146-WD

Being a parcel of land lying on the right side of the centerline of a survey, made by the Department of Transportation and recorded in Book 124, Page 62 and 63 of the records of Summit County and being located within the following described points in the boundary thereof;

Commencing at the centerline intersection of Kennedy Avenue (50 feet side) and Northfield Road, S.R. 8, 60 feet wide;

Thence North 13 degrees 23’ 16” East, along the centerline of Northfield Road, S.R. 8, 106.68 feet to the true place of beginning;

Schedule 1 - 3

Said point being centerline Station 737 + 78.00;

Thence North 13 degrees 23’ 16” East, continuing along said centerline of Northfield Road, S.R. 8, 30.00 feet to a point;

Thence South 76 degrees 36’ 44” East, 38.00 feet to a point;

Thence South 13 degrees 23’ 16” West, 30.00 feet to a point;

Thence North 76 degrees 36’ 44” West, 38.00 feet to the true place of beginning and containing 1140 square feet of land, including the present road, which occupies 900 square feet of land.

Description of the above parcel is based on a survey by J. J. Knecht, Registered Surveyor No. 4548.

PM: 41-01195 PPN: NF-00004-01-001.000

PM: 41-02574 PPN: NF-00004-B4-002.000

PM: 41-01558 PPN: NF-00004-01-003.000

PM: 41-02578 PPN: NF-00004-B4-004.000

PM: 41-01559 PPN: NF-00004-01-006.000

PM: 41-02579 PPN: NF-00004-B4-005.000

PM: 41-01560 PPN: NF-00004-01-005.000

PM: 41-02580 PPN: NF-00004-B4-006.000

PM: 41-01199 PPN: NF-00004-01-004.000

PM: 41-02577 PPN: NF-00004-B4-003.000

PM: 41-01192 PPN: NF-00004-01-008.000

PM: 41-02573 PPN: NF-00004-B4-001.000

PM: 41-02056 PPN: NF-00004-01-007.000

PM: 41-02581 PPN: NF-00004-B4-007.000

PM: 33-01467 PPN: NF-00005-03-005.000

PM: 33-01469 PPN: NF-00005-03-004.000

PM: 33-01470 PPN: NF-00005-03-003.000

PM: 33-01468 PPN: NF-00005-03-002.000

Parcel 2:

Situated in the Village of Northfield, County of Summit and State of Ohio:

And known as being all of Sublot Nos. 49 and 50 Summit Avenue of Emily K. Hartwig’s Summit Heights Park Subdivision of part of Original Lot No. 31 in said City of Northfield, as shown in Plat of said Emily K. Hartwig, recorded September 5, 1911, in Volume of Plats No. 13, Page 29 of Summit County Map Records.

PM: 41-01197 PPN: NF-00192-01-018.000

PM: 41-02576 PPN: NF-00192-B4-002.000

PM: 41-01196 PPN: NF-00192-01-019.000

PM: 41-02575 PPN: NF-00192-B4-001.000

Schedule 1 - 4

10777 Northfield Road

Northfield Ohio 44067

Part II

LEGAL DESCRIPTION

None.

Schedule 1 - 5

SCHEDULE 2

GAMING LICENSES

Leased Property	License / Jurisdiction	Original License Date	Regulatory Agency
Northfield Park	Video Lottery Sales Agent License	March 11, 2013	Ohio Lottery Commission

Northfield Park	Permits to Conduct a Commercial Horse Racing Meeting	Issued annually for the racing dates authorized for such year	Ohio State Racing Commission